UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21324

ACP Funds Trust

(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087
(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners, LP
150 N. Radnor Chester Rd., Suite C-220
Radnor, PA 19087
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (610)688-4180

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Financial Statements as of and for the Year Ended December 31, 2013
and Report of Independent Registered Public Accounting Firm

ACP Funds Trust

2013 Review

Strategy Objective

The ACP Institutional Series Strategic Opportunities Fund (the “ACP Institutional Series”), is a series of ACP Funds Trust (the “Trust”). The ACP Institutional Series seeks capital appreciation through respective investments in the ACP Strategic Opportunities Fund II, LLC (the “Master Fund”). The Master Fund’s investments are focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Master Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The ACP Institutional Series seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing shareholders with an opportunity for improved diversification of their overall portfolios.

Performance Review

During the fourth quarter 2013, the ACP Institutional Series gained 3.94% net of fees. This compares to a quarterly gain in the S&P 500 of 10.51% and a gain in the Russell 2000 of 8.72%. For the full year 2013, the ACP Institutional Series was up 12.63% net of all fees compared to advances in the S&P 500 of 32.39% and 38.82% in the Russell 2000.

All but two of the fifteen underlying hedge fund managers in the Master Fund’s portfolio were profitable during the year, with returns ranging from -1.95% to +40.03%. There were no new managers added or managers removed from the portfolio during the fourth quarter. We continue to position the portfolio so that the managers we select have low correlation to each other, allowing our overall portfolio to have low statistical correlation and beta to the major equity markets.

For the full year the ACP Institutional Series Strategic Opportunities Fund gained 12.63% ending with thirteen of the fifteen hedge fund managers the Master Fund was invested with at year end posting positive results. The individual underlying hedge fund manager returns ranged from -1.95% to +40.03% during the year. Attribution from these funds to the Master Fund’s overall portfolio ranged from -0.04% to +1.87% for all of 2013.

The turnover of underlying managers in the Master Fund this year was relatively low. The Master Fund started the year with seventeen managers, hired one new manager and redeemed from three---leaving fifteen managers remaining as of January 1, 2014. Underlying manager redemptions were a result of a number of factors but style-drift and poor performance tended to be the major reasons. Underlying managers are held to a high standard and they must be able to generate higher returns with less risk than one might expect to receive from other traditional equity strategies. Ascendant continues to focus on hedge fund managers who are smaller, more flexible and look to generate alpha from both their long and short security selections. Each position should have a positive asymmetric risk/return profile which should be consistently monitored.

Overall, we were pleased with the performance of our managers in 2013. As correlations have come down, stock picking has become more profitable. In a rapidly rising market like last year, we do not expect our managers to beat the market as they are hedged. We do however expect them to outperform their net market exposures and last year all but one of our managers met this goal. After the highly volatile and correlated markets we saw in 2011 and 2012 this is a welcome development and one we expect to continue in 2014.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

At its core, the strategy of ACP Institutional Series is based on stock picking not necessarily the direction of the markets. Our managers must select long positions that outperform the market and short positions that underperform the market. The spread in performance between the longs and the shorts dictates their success, not the market’s direction. By pooling a number of managers such as these together, we hope to offer our clients an investment which helps diversify some of the “long only” risks they have in their asset allocation. With the equity markets at all-time highs and the outlook for bonds questionable, strategies like ours are gaining more attention.

Announcement

Since our Firm separated from Turner Investment Partners in 2004 we have had discussions with a number of larger investment firms who were interested in partnering with us. The 1940 Act structure of our Funds, as well as our long track record, are attractive and give firms the ability to offer alternative investment products to a broader array of clients than they might be currently serving. In every instance, we declined these advances and opted to remain independent. Our latest round of discussions have been different however, and we are excited to announce that we will now become part of a firm that has the experience, track record and culture that meshes perfectly with our efforts at ACP.

The ACP Funds Board of Trustees has recently approved a new proposed investment advisory relationship (subject to pending shareholder approval) with Barlow Partners, Inc. (“Barlow”) Barlow is a New York City based registered investment firm founded in 1994 by George Hambrecht. Like us, they invest exclusively in long/short equity hedge funds and have one of the longest tracks records of doing so in the marketplace. The investment team, led by George and Elizabeth Hilpman, manages approximately $700 million for primarily an institutional clientele. Since their inception in 1994, they have delivered high risk adjusted returns, significantly outperforming the S&P 500 while incurring about 50% of the volatility of that index. Their staff consists of five investment professionals and six operations professionals. Along with our staff, the firm will have well over 100 years of combined long/short equity hedge fund investing experience.

The ACP Funds will continue to be managed by Gary Shugrue and Stephanie Davis will continue in her role as head of client service. From our perspective, we view the added research and operational support Barlow will provide as a major plus for both our Firm and our clients. We are thrilled to be working with such an experienced team and look forward to providing you, our clients, with attractive risk-adjusted returns for many years to come.

The proposed new advisory agreement between the ACP Funds and Barlow has been approved by the Trust’s Board of Trustees but remains subject to a proxy vote by shareholders on March 21, 2014. Please give us a call if you have any questions or would like to learn more about Barlow. We look forward to hearing from you.

We hope this letter has provided you with some insights into our strategy and thoughts on the current environment. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.

Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue

President and Chief Investment Officer

Ascendant Capital Partners, LP

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Performance mentioned for the ACP Institutional Series Strategic Opportunities Fund (A series of the “Master Fund”, the ACP Strategic Opportunities Fund II, LLC) is net of all expenses charged to shareholders. Performance numbers for the indices mentioned do not reflect the deduction of fees; it is not possible to invest in any particular index. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy. Please read it carefully before you invest or send money. This Fund may not be suitable for all investors. Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The ACP Funds Trust is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment. Not FDIC Insured - NO Bank Guarantee - May Lose Value

The indices mentioned herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more. The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk.

Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns.  Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors

•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:

•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

As of and for the Year Ended December 31, 2013

Table of contents

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
ACP Funds Trust

We have audited the accompanying statement of assets and liabilities of ACP Institutional Series Strategic Opportunities Fund [a series of ACP Funds Trust (the “Fund”)], as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACP Institutional Series Strategic Opportunities Fund of the ACP Funds Trust as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Fund’s financial statements, the Fund invests in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”). As discussed in Note 2 to the Master Fund’s financial statements, the Master Fund’s financial statements include investments in Underlying Funds, valued at $43,791,979 (97.0% of members’ capital) as of December 31, 2013, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the investment managers of the Underlying Funds.

/s/ DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 27, 2014

1

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Statements of Assets and Liabilities
December 31, 2013

Assets:
Investment in ACP Strategic Opportunities Fund II, LLC at fair value	$36,739,929
(cost, $31,316,036)

Investment in ACP Strategic Opportunities Fund II, LLC paid in advance	1,815,000

Other assets	520

Total assets	38,555,449
Liabilities:
Due to ACP Strategic Opportunities Fund II, LLC	7,466
Contributions received in advance	1,815,000
Professional fees	33,487
Accounting and administration fees	1,200

Total liabilities	1,857,153
Net assets	$36,698,296

Components of Net Assets:
Paid-in Capital	$33,046,513
Accumulated net investment loss	(4,842,104)
Accumulated net realized gain on investments	4,419,128
Net unrealized appreciation on investments	4,074,759

Net Assets	$36,698,296

Shares issued and outstanding (100,000,000 shares authorized, Par Value $10.00)	2,539,861

Net asset value, offering and redemption price per share	$14.45

The accompanying notes are an integral part of these financial statements.

2

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Statements of Operations
Year Ended December 31, 2013

Net investment loss allocated from ACP Strategic Opportunities Fund II, LLC:
Dividends	$347
Expenses	(959,670)
Total net investment loss allocated from ACP Strategic Opportunities Fund II, LLC	(959,323)

Fund expenses:
Professional fees	40,500
Accounting and administration fees	14,400
Other expenses	23,147
Total fund expenses	78,047
Net investment loss	(1,037,370)

Realized and unrealized gains on investments allocated from ACP Strategic Opportunities Fund II, LLC:
Net realized gains from investments	1,740,268
Net change in unrealized appreciation on investments	4,969,886
Net realized and unrealized gains on investments allocated from ACP Strategic Opportunities Fund II, LLC	6,710,154

Net increase in net assets resulting from operations	$5,672,784

 The accompanying notes are an integral part of these financial statements.

3

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Statements of Changes in Net Assets
For the Years Ended December 31, 2013 and 2012

Net assets at December 31, 2011	$53,944,176

Operating activities
Net investment loss	$(1,059,197)
Net realized gains from investments	699,905
Net change in unrealized apppreciation on investments	1,458,342
Net increase in net assets resulting from operations	1,099,050

Capital share transactions
Shares issued	13,180,000
Shares redeemed	(10,709,182)
Increase in net assets from capital share transactions	2,470,818

Total increase in net assets	3,569,868

Net assets at December 31, 2012	$57,514,044

Accumulated net investment loss	$(3,804,734)

Operating activities
Net investment loss	$(1,037,370)
Net realized gains from investments	1,740,268
Net change in unrealized appreciation on investments	4,969,886
Net increase in net assets resulting from operations	5,672,784

Distributions to shareholders
Realized gains	(652,503)
Total distributions to shareholders	(652,503)

Capital share transactions
Shares issued	4,054,473
Distribution reinvestment	652,503
Shares redeemed	(30,543,005)
Decrease in net assets from capital share transactions	(25,836,029)

Total decrease in net assets	(20,815,748)

Net assets at December 31, 2013	$36,698,296

Accumulated net investment loss	$(4,842,104)

The accompanying notes are an integral part of these financial statements.

4

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Statements of Cash Flows
Year Ended December 31, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,672,784
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Cost of units of ACP Strategic Opportunities Fund II, LLC purchased	(4,054,473)
Proceeds from withdrawals of interest in ACP Strategic Opportunities Fund II, LLC	30,628,098
Total investment gains allocated from ACP Strategic Opportunities Fund II, LLC	(5,750,831)
(Increase)/decrease in operating assets:
Redemption receivable from ACP Strategic Opportunities Fund II, LLC	1,771,420
Investment in ACP Strategic Opportunities Fund II, LLC paid in advance	(1,815,000)
Other assets	1,503
Increase/(decrease) in operating liabilities:
Due to ACP Strategic Opportunities Fund II, LLC	4,178
Other accrued expenses	(20,000)
Professional fees	7,273

Net cash provided by operating activities	26,444,952

Cash flows from financing activities:
Proceeds from shares issued (net of change in contributions received in advance)	5,869,473
Redemptions paid (net of change in withdrawals payable)	(32,314,425)

Net cash used in financing activities	(26,444,952)

Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of year	—
Cash and cash equivalents at end of year	$—

Supplemental disclosure of cash flow information:
Reinvestments of distributions (non-cash financing activity)	$652,503

 The accompanying notes are an integral part of these financial statements.

5

ACP Funds Trust
ACP Institutional Series Strategic Opportunities Fund
(A “Series” of the ACP Funds Trust)

Financial Highlights

	For the Year Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Year	$13.06	$12.81	$13.70	$13.41	$12.13

Investment Operations
Net investment loss (a) (b)	(0.30)	(0.23)	(0.24)	(0.31)	(0.28)
Net realized and unrealized gains (loss) on investment transactions	1.95	0.48	(0.49)	0.60	1.56
Total from investment operations	1.65	0.25	(0.73)	0.29	1.28

Distributions to Shareholders
Realized gains	(0.26)	—	(0.16)	—	—
Total distributions to shareholders	(0.26)	—	(0.16)	—	—

NET ASSET VALUE, End of Year	$14.45	$13.06	$12.81	$13.70	$13.41

RATIOS / SUPPLEMENTAL DATA

TOTAL RETURN	12.63%	1.95%	(5.33)%	2.16%	10.58%

Ratios to Average Net Assets: (b)
Net investment loss	(2.12)%	(1.74)%	(1.79)%	(2.21)%	(2.12)%
Expenses	2.12%	1.74%	1.79%	2.21%	2.13%

Net Assets End of Year (000’s omitted)	$36,698	$57,514	$53,944	$40,214	$18,881

(a) Calculated using average shares outstanding during the period.
(b) Includes net investment loss and expenses allocated from ACP Strategic Opportunities Fund II, LLC.

The accompanying notes are an integral part of these financial statements.

6

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Funds Trust (the “Trust”), a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company with one active series, the ACP Institutional Series Strategic Opportunities Fund. The financial statements included herein are those of the ACP Institutional Series Strategic Opportunities Fund (the “Fund”). This Fund has only one class of beneficial interest that has authorized shares of 100,000,000.

Interests held by the Fund in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) represent pro-rata interests in such Master Fund, except that the Fund bears different expenses that reflect the difference in the range of services provided to them.

The Fund issues shares only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Only “accredited investors,” as defined in Regulation D under the Securities Act, may invest in the Fund. Shares of the Fund have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

The board of trustees of the Trust (the “Board of Trustees”) has overall responsibility with respect to the business affairs of the Fund. The Board of Trustees exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The Board of Trustees consists of the same persons as the board of directors of the Master Fund.

The investment objective of the Fund is to achieve an absolute return in excess of the long-term return of the United States (the “U.S.”) equity market. The Fund attempts to achieve this objective by investing substantially all of their assets in the Master Fund, which has the same investment objective as the Fund. The Master Fund will primarily invest its assets among a select group of non-registered funds (“Underlying Funds”) whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, (the “Investment Manager”) serves as the investment manager to the Fund and as the investment manager to the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read with the Fund’s financial statements. The percentage of the Master Fund owned by the Fund at December 31, 2013 was approximately 81%.

7

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

2.	Significant Accounting Policies

Basis of presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in U.S. dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Master Fund

Valuation of the Fund’s interest in the Master Fund is based on the investments in Underlying Funds held by the Master Fund. The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by their respective general partners. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed and the differences could be material. The accounting policies of the Master Fund, including the valuation of securities held by the Master Fund, will directly affect the Fund and are discussed in the Notes to Financial Statements of the Master Fund attached to this report.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is valued at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

Net Asset Valuation

The net asset value of the Fund is equal to that Fund’s proportionate interest in the net assets of the Master Fund, plus any cash or other assets of the Fund minus all liabilities (including accrued expenses) for the Fund. The net asset value per share of the Fund is calculated at the end of each allocation period, which is generally the last day of each month. It is computed by dividing the assets of the Fund, less its liabilities, by the number of outstanding shares of the Fund.

Allocation from Master Fund

The Fund records its allocated portion of income, expense, realized gains and losses and unrealized gains and losses from the Master Fund on a monthly basis as it is received from the Master Fund.

8

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Tax Basis reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of the Fund’s allocated earnings is established dependent upon the tax filings of the Underlying Funds. Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date. As such, the components of net assets in the statements of assets and liabilities have not been adjusted to reflect these amounts, and certain other tax basis disclosures have not been made.

Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Fund and not invested into the Master Fund will be recognized on the accrual basis. Expenses that are specifically attributed to the Fund are charged to the Fund. In addition, the Fund also bears its proportionate share of the expenses of the Master Fund. Because the Fund bears its proportionate share of the management fees of the Master Fund, the Fund do not pay any additional compensation directly to the Investment Manager.

Dividends and Distributions

The Fund pays distributions of any net investment income annually, if any. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. For the year ended December 31, 2013, the Fund did not declare any distributions of net investment income. For the year ended December 31, 2013, the Fund declared distributions of net realized capital gains in the amounts of $652,503.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Transactions with Affiliates

Certain officers of the Trust are also officers of the Investment Manager. Such officers are paid no fees by the Trust for serving as officers and/or trustees of the Trust or the Fund.

9

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

4.	Federal Income Taxes

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate regulated investment company under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax. Therefore, no Federal tax provision has been made. Distributions to shareholders are based on ordinary income and long-term capital gains as determined in accordance with federal income tax regulations, which may differ from income and net realized capital gains determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments will be made to the appropriate equity accounts in the years that the differences arise. There were no such adjustments for the year ended December 31, 2013. For Federal income tax purposes, any capital loss carry forwards may be carried forward and applied against future capital gains.

The Investment Manager is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Fund’s evaluation, the Fund has determined the major tax jurisdictions where the Fund is organized and where the Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Fund’s open tax years. However, the Investment Manager’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No other income tax liability or expense has been recorded in the accompanying financial statements. The Fund recognizes interest accrued, as applicable, related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed for the year ended December 31, 2013.

The Fund files U.S. federal tax returns.  No income tax returns are currently under examination.  The Fund’s U.S. federal tax returns remain open for examination for the years ended December 31, 2010 through December 31, 2013.

10

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

5.	Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Fund. In this capacity, Pinnacle provides certain accounting, record keeping, and investor related services. The Fund pays a monthly flat-fee to Pinnacle for these services. UMB Bank serves as the Fund’s custodian.

6.	Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its investment holdings for extended periods, which may be greater than one year. No guarantee or representation is made that the investment objective will be met.

7.	Redemptions and Repurchase of Shares

The Fund is registered as a closed-end fund. Unlike an open-end mutual fund, no shareholder or other person holding shares will have the right to require the Fund to redeem those shares or a portion thereof. With very limited exceptions, shares of the Fund are not transferable. There is no public market for the shares, and none is expected to develop. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund. The Board of Trustees may, from time to time and in their sole discretion, cause the Fund to repurchase shares from shareholders pursuant to written tenders by shareholders at such times and on such terms and conditions as established by the Board of Trustees. In determining whether a Fund should offer to repurchase shares, the Board of Trustees will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board of Trustees that the Fund offers to repurchase shares from shareholders four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers. In 2013, the Board of Trustees approved to repurchase shares each quarter excluding December 31, 2013.

11

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Notes to Financial Statements

8.	Capital Stock Transactions

Transactions in shares were as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

Number of shares issued	295,192	1,011,905
Number of shares redeemed	(2,204,392)	(821,094)
Number of shares reinvested	45,951	—
Net increase / (decrease) in shares outstanding	(1,863,249)	190,811
Shares outstanding, beginning	4,403,110	4,212,299

Shares outstanding, end	2,539,861	4,403,110

9.	Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no material events, except as set forth below, which would require disclosure in the Trust’s financial statements.

For the period from January 1, 2014 through February 27, 2014, shareholders contributed $3,165,000 to the Fund, of which $1,815,000 was received prior to December 31, 2013. The Board of Trustees has approved a tender offer to repurchase up to forty percent of the Trust’s shares for the period ending March 31, 2014.

On January 22, 2014, the Trust’s Board of Trustees approved a new proposed investment advisory relationship (subject to pending shareholder approval) with Barlow Partners, Inc. Barlow Partners, Inc. is a New York City based registered investment firm founded in 1994 by George Hambrecht. The Trust will continue to be managed by Gary Shugrue and Stephanie Davis will continue in her role as head of client service. The proposed new advisory agreement between the Trust and Barlow Partners, Inc. has been approved by the Fund’s Board of Trustees but remains subject to the proxy vote by shareholders.

12

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Board of Trustees (unaudited)

The business of the Trust is managed under the direction of the Board of Trustees. The identity of the members of the Board of Trustees (each, a “Trustee”) and brief biographical information for each Trustee for the past five (5) years is set forth below.

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
John Connors Age: 71 506 Bay Drive, Vero Beach, FL 32963	Trustee	Term: Indefinite Length: 2002 - present	Portfolio Manager, Guyasuta Investment Advisors (2000-present)	ACP Funds Trust (1 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 75 11 Twin Creek Lane, Berwyn, PA 19312	Trustee	Term: Indefinite Length: 2004 – present	Merion Wealth Partners, LLC CIO & Strategist, (2010-2012); Senior Vice President, Chief Investment Strategist, Envestnet/PMC (2008-2010); President, Andres Capital Management (2007-2008)	ACP Funds Trust (1 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton(1) Age: 59 123 Lancaster Ave., Wayne, PA 19087	Trustee	Term: Indefinite Length: 2007 - present	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (1979-present).	ACP Funds Trust (1 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

(1) James Brinton is President of the Robert J. McAllister Agency which receives compensation from the Trust for providing certain insurance brokerage services. The Independent Trustees have determined that such compensation, which is less than $5,000 per year, does not disqualify Mr. Brinton as an Independent Trustee.

13

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Board of Trustees (unaudited)

Interested Director(s)

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five (5) Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee or Nominee
Mr. Gary E. Shugrue (2) Age: 59 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	Trustee and Investment Manager	Term: Indefinite Length: 2007- present (Trustee) 2001 – present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP (2001- present)	ACP Funds Trust (1 series); ACP Strategic Opportunities Fund II, LLC.	Scotia Institutional Funds “Trust” (previously Dundee Wealth Funds); Quaker Investment Trust (8 series); Project H.O.M.E. (investment committee member)

(2) Mr. Shugrue is deemed to be an “interested person” due to his position with and ownership in the Investment Manager.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling collect 610-688-4180.

Audit Committee

The Audit Committee was formed in September 2007 and is composed of Messrs. Brinton, Connors and Andres. Although the Board of Trustees has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise. Messrs. Connors and Andres each have more than forty (40) years experience in the investment and securities industries. Mr. Brinton has served on other investment company boards and has worked in the insurance industry for more than twenty-five (25) years. All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act. The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

14

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Board of Trustees (unaudited)

Nominating Committee

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton. The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Board of Trustees, if any. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board of Trustees acted as the Nominating Committee.

It is the Nominating Committee’s policy to identify potential nominees based on suggestions from Gary Shugrue, as Investment Manager of the Funds, and other members of the Board of Trustees and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Trustee with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee reviews and evaluate each candidate’s background, experience and other qualifications as well as the overall composition of the Board of Trustees, and recommends to the Board for its approval the slate of Trustees to be nominated for election at any annual or special meeting of the Fund’s shareholders at which Trustees are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board of Trustees.

15

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Fund Management (unaudited)

Set forth below is the name, age, position with the Trust, term of office and length of time served, and the principal occupation for the last five (5) years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name & Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gary Shugrue Age: 59	Trustee and Investment Manager	Term: Indefinite Length: 2007-present (Trustee) 2001-present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP. ( 2001- present);
Stephanie Strid Davis Age: 43	Director of Fund Administration and Chief Compliance Officer	Term: Indefinite Length: 2001 – present (Director Fund Administration) 2008-present (Chief Compliance Officer)	Director, Client Service and Fund Operations of Ascendant Capital Partners, LP; (2001-present); Chief Compliance Officer (2008 – present).

16

ACP Funds Trust

ACP Institutional Series Strategic Opportunities Fund

(A “Series” of the ACP Funds Trust)

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and the Fund’s records of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Qs are also available from the Funds, without charge, upon request, by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

17

ACP Strategic Opportunities Fund II, LLC

Financial Statements as of and for the Year Ended December 31, 2013

and Report of Independent Registered Public Accounting Firm

ACP Strategic Opportunities Fund II, LLC

2013 Review

Strategy Objective

The ACP Strategic Opportunities Fund II, LLC (“the Master Fund”) seeks capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the Master Fund will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The Master Fund seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review

During the fourth quarter of 2013, the ACP Strategic Opportunities Fund II, LLC gained 4.03% net of fees. This compares to a quarterly gain in the S&P 500 of 10.51% and a gain in the Russell 2000 of 8.72%. For the full year the Master Fund gained 12.90% compared to advances in the S&P 500 of 32.39% and a gain of 38.82% in the Russell 2000.

All but two of our fifteen managers were profitable during the year, with returns ranging from -1.95% to +40.03%. There were no managers added or removed from the portfolio during the fourth quarter. We continue to position the portfolio so that the managers we select have low correlation to each other, allowing our overall portfolio to have low statistical correlation and beta to the major equity markets.

For the full year the ACP Strategic Opportunities Fund II, LLC gained 12.90% ending with thirteen of the fifteen hedge fund managers the Master Fund was invested with at year end posting positive results. The individual underlying hedge fund manager returns ranged from -1.95% to +40.03% during the year. Attribution from these funds to the Master Fund’s overall portfolio ranged from -0.04% to +1.87% for all of 2013.

The turnover of underlying managers in the Master Fund this year was relatively low. The Master Fund started the year with seventeen managers, hired one new manager and redeemed from three---leaving fifteen managers remaining as of January 1, 2014. Underlying manager redemptions were a result of a number of factors but style-drift and poor performance tended to be the major reasons. Underlying managers are held to a high standard and they must be able to generate higher returns with less risk than one might expect to receive from other traditional equity strategies. Ascendant continues to focus on hedge fund managers who are smaller, more flexible and look to generate alpha from both their long and short security selections. Each position should have a positive asymmetric risk/return profile which should be consistently monitored.

Overall, we were pleased with the performance of our managers in 2013. As correlations have come down, stock picking has become more profitable. In a rapidly rising market like last year, we do not expect our managers to beat the market as they are hedged. We do however expect them to outperform their net market exposures and last year all but one of our managers met this goal. After the highly volatile and correlated markets we saw in 2011 and 2012 this is a welcome development and one we expect to continue in 2014.

At its core, the strategy of this Master Fund is based on stock picking not necessarily the direction of the markets. Our managers must select long positions that outperform the market and short positions that underperform the market. The spread in performance between the longs and the shorts dictates their success, not the market’s direction. By pooling a number of managers such as these together, we hope to offer our clients an investment which helps diversify some of the “long only” risks they have in their asset allocation. With the equity markets at all-time highs and the outlook for bonds questionable, strategies like ours are gaining more attention.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Announcement

Since our Firm separated from Turner Investment Partners in 2004 we have had discussions with a number of larger investment firms who were interested in partnering with us. The 1940 Act structure of our Funds, as well as our long track record, are attractive and give firms the ability to offer alternative investment products to a broader array of clients than they might be currently serving. In every instance, we declined these advances and opted to remain independent. Our latest round of discussions have been different however, and we are excited to announce that we will now become part of a firm that has the experience, track record and culture that meshes perfectly with our efforts at ACP.

The ACP Funds Board of Directors has recently approved a new proposed investment advisory relationship (subject to pending shareholder approval) with Barlow Partners, Inc. (“Barlow”) Barlow is a New York City based registered investment firm founded in 1994 by George Hambrecht. Like us, they invest exclusively in long/short equity hedge funds and have one of the longest tracks records of doing so in the marketplace. The investment team, led by George and Elizabeth Hilpman, manages approximately $700 million for primarily an institutional clientele. Since their inception in 1994, they have delivered high risk adjusted returns, significantly outperforming the S&P 500 while incurring about 50% of the volatility of that index. Their staff consists of five investment professionals and six operations professionals. Along with our staff, the firm will have well over 100 years of combined long/short equity hedge fund investing experience.

The ACP Funds will continue to be managed by Gary Shugrue and Stephanie Davis will continue in her role as head of client service. From our perspective, we view the added research and operational support Barlow will provide as a major plus for both our Firm and our clients. We are thrilled to be working with such an experienced team and look forward to providing you, our clients, with attractive risk-adjusted returns for many years to come.

The proposed new advisory agreement between the ACP Funds and Barlow has been approved by the Master Fund’s Board of Directors but remains subject to a proxy vote by shareholders on March 21, 2014. Please give us a call if you have any questions or would like to learn more about Barlow. We look forward to hearing from you.

We hope this letter has provided you with some insights into our strategy and thoughts on the current environment. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.

Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue

President and Chief Investment Officer

Ascendant Capital Partners, LP

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders. Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum. The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy. Please read it carefully before you invest or send money. This Fund may not be suitable for all investors. Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the strategy.

The ACP Strategic Opportunities Strategy is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933. Each investor must also have a net worth of $2 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment. Not FDIC Insured - NO Bank Guarantee - May Lose Value

The indices illustrated herein are unmanaged indices. You cannot invest in an index. Index returns do not reflect the impact of any management fees, transaction costs or expenses. The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more. The Russell 2000 Index is composed of U.S. Small Cap Stocks. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000. This index is comprised of all L/S equity hedge funds. The HFRX Indices are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk.

Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns. Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors

•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:

•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities Fund II, LLC

As of and for the year ended December 31, 2013

Table of contents

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of
ACP Strategic Opportunities Fund II, LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of ACP Strategic Opportunities Fund II, LLC (the “Master Fund”), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Master Fund’s custodian and Underlying Funds’ investment managers or administrators. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACP Strategic Opportunities Fund II, LLC as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in Underlying Funds, valued at $43,791,979 (97.0% of members’ capital) as of December 31, 2013, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the investment managers of the Underlying Funds.

/s/ DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 27, 2014

1

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - December 31, 2013

	Percentage of	Fair
Investments	Members’ Capital	Value
Underlying Funds - Long/Short Equity #^

Consumer
Charter Bridge Capital Partners, LLC (cost $3,000,000)	8.6%	$3,872,805

Event Driven
Cooper Creek Partners LLC (cost $2,500,000)	7.3%	3,306,541

Financial Services
Consector Partners, LP (cost $3,000,000)	9.8%	4,432,413

Global Growth
Concourse Capital Partners, L.P. (cost $1,500,000)	6.4%	2,906,678

Healthcare
CCI Healthcare Partners, L.P. (cost $1,000,000)	4.7%	2,134,275

International
LRV Capital Partners LP (cost $1,000,000)	2.3%	1,043,686

Latin America
Tree Capital Equity Fund I, LP (cost $2,000,000)	5.0%	2,234,060

Mid-Cap
Nokomis Capital Partners, L.P. (cost $2,500,000)	5.7%	2,585,793

Real Estate
KeyPoint Real Estate Opportunity Hedge Fund, L.P. (cost $2,000,000)	4.8%	2,147,318

Small Cap Growth
Akahi Fund II, L.P. (cost $4,028,843)	8.8%	3,986,739
Columbus Capital QP Partners, L.P. (cost $3,000,000)	8.3%	3,752,313
G2 Investment Partners QP LP (cost $3,248,144)	9.3%	4,191,643
Tessera QP Fund, L.P. (cost $1,000,000)	6.4%	2,868,398
	32.8%	14,799,093

Technology
Light Street Halogen, L.P. (cost $1,000,000)	3.0%	1,354,793
Shannon River Partners II LP (cost $2,000,000)	6.6%	2,974,524
	9.6%	4,329,317

Total Underlying Funds - Long/Short Equity (cost $32,776,987)	97.0%	43,791,979

Short-Term Investments

Federated Treasury Obligations Fund 0.01% ** (cost $3,093,323)	6.8%	3,093,323

Total Short-Term Investments (cost $3,093,323)	6.8%	3,093,323

Total Investments (cost $35,870,310)*	103.8%	$46,885,302

Other Assets and Liabilities	-3.8%	(1,736,171)

Members’ Capital	100.0%	$45,149,131

# - Non-income producing securities

^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of December 31, 2013 was $32,776,987 and $43,791,979 respectively.

* - Cost for Federal income tax purposes approximates the amount for financial statement purposes.

** - The rate shown is the annualized 7-day yield as of December 31, 2013.

Net unrealized appreciation (depreciation) as computed for federal income tax purposes consists of:

Gross Unrealized Appreciation	$11,057,096
Gross Unrealized Depreciation	(42,104)
Net Unrealized Appreciation	$11,014,992

The Liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

2

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members’ Capital
December 31, 2013
Assets:
Investments in underlying funds, at fair value	$43,791,979
(cost, $32,776,987)
Investments in short-term investments, at fair value	3,093,323
(cost, $3,093,323)
Receivables:
Redemption from underlying funds	141,147
Due from affiliates	7,466
Dividends	15
Other assets	27,291

Total assets	47,061,221

Liabilities:
Contributions received in advance	1,815,000
Accrued expenses:
Professional fees	65,418
Accounting and administration fees	10,546
Custody fees	626
Other accrued expenses	20,500

Total liabilities	1,912,090
Members’ capital	$45,149,131

Members’ capital
Represented by:
Capital contributions (net)	$31,694,534
Accumulated net investment loss	(7,722,841)
Accumulated net realized gain on investments	10,162,446
Net unrealized appreciation on investments	11,014,992

Members’ capital	$45,149,131

Units Outstanding (100,000,000 units authorized)	2,745,389

Net Asset Value per Unit (offering and redemption price per unit)	$16.45

The accompanying notes are an integral part of these financial statements.

3

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Year ended December 31, 2013
Investment Income
Dividends	$418

Total investment income	418

Expenses
Investment management fees	743,426
Board of Directors’ and officer’s fees	120,000
Accounting and administration fees	93,876
Professional fees	81,516
Research fees	75,844
Insurance expense	20,565
Custody fees	9,464
Other expenses	17,463

Total expenses	1,162,154

Net investment loss	(1,161,736)

Realized and unrealized gains from investments
Net realized gains from investments in underlying funds	2,081,575
Net increase in unrealized appreciation on investments in underlying funds	6,123,684

Net realized and unrealized gains from investments	8,205,259

Net increase in members’ capital resulting from operations	$7,043,523

The accompanying notes are an integral part of these financial statements.

4

ACP Strategic Opportunities Fund II, LLC

Statements of Changes in Members’ Capital

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Members’ capital - beginning of year	$73,746,165	$74,875,754
Capital contributions	4,054,473	14,417,870
Capital withdrawals	(39,695,030)	(17,161,550)
Net investment loss	(1,161,736)	(1,310,469)
Net realized gains from investments in underlying funds	2,081,575	921,727
Net increase in unrealized appreciation on investments in underlying funds	6,123,684	2,002,833

Members’ capital - end of year	$45,149,131	$73,746,165

The accompanying notes are an integral part of these financial statements.

5

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Year ended December 31, 2013
Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$7,043,523
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Net realized gains from investments in underlying funds	(2,081,575)
Net increase in unrealized appreciation on investments in underlying funds	(6,123,684)
Purchases of investments in underlying funds	(6,248,144)
Proceeds from redemptions of investments in underlying funds	37,081,575
Net purchase of Short-term investments	(2,488,818)
(Increase)/decrease in operating assets:
Redemption from underlying funds	11,270,613
Due from affiliates	(2,145)
Dividends	(10)
Other assets	(1,853)
Increase/(decrease) in operating liabilities:
Professional fees	(24,307)
Accounting and administration fees	(4,242)
Custody fees	(887)
Other accrued expenses	1,181

Net cash provided by operating activities	38,421,227

Cash flows from financing activities:
Capital contributions received (net of change in contributions received in advance)	5,869,473
Capital withdrawals paid (net of change in withdrawals payable)	(44,290,700)

Net cash used in financing activities	(38,421,227)

Net change in cash	—

Cash at beginning of year	—

Cash at end of year	$—

The accompanying notes are an integral part of these financial statements.

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ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Year Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Year	$14.57	$14.27	$15.06	$14.71	$13.27

INVESTMENT OPERATIONS
Net investment loss (a)	(0.31)	(0.23)	(0.25)	(0.31)	(0.27)
Net realized and unrealized gain (loss) from investments in Underlying Funds	2.19	0.53	(0.54)	0.66	1.71
Total from investment operations	1.88	0.30	(0.79)	0.35	1.44

NET ASSET VALUE, End of Year	$16.45	$14.57	$14.27	$15.06	$14.71

TOTAL RETURN	12.90%	2.10%	(5.25)%	2.38%	10.85%

RATIOS / SUPPLEMENTAL DATA
Members’ Capital at end of reporting period (000’s omitted)	$45,149	$73,746	$74,876	$59,109	$37,113

Ratios to Average Net Assets:
Net investment loss	(1.97)%	(1.61)%	(1.67)%	(2.04)%	(1.94)%
Expenses	1.97%	1.61%	1.67%	2.04%	1.95%

PORTFOLIO TURNOVER RATE	11%	36%	25%	16%	16%

(a) Calculated using average shares outstanding during the year.

The accompanying notes are an integral part of these financial statements.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum, as well as short-term investments whose goal is to return nominal interest income while maintaining the full principal amount of the investment.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”). The Board of Directors consists of the same persons as the Board of Trustees of the ACP Funds Trust.

The Fund issues Units only in transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Fund. Units of the Fund have not been registered under the Securities Act or the securities laws of any state and are subject to restrictions on transferability and resale.

2. Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the net asset value determined by their respective investment advisors, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. The Master Fund values its investments in Underlying Funds in accordance with GAAP, which permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the net asset value. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of the Underlying Funds in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the Underlying Funds were sold. Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently. The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid. Level 2 investments are more liquid since the Investment Manager has the ability to pay an early redemption fee or the Underlying Fund does not have a lock up period. Level 3 investments are illiquid due to a lock up period with no ability to pay an early redemption fee. The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased due to lock up periods specific to the Underlying Funds. As of December 31, 2013, Underlying Funds, valued at $43,791,979, represented approximately 97.0% of the members’ capital of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund that is carried at fair value. The fair value is based on the published net asset value of the fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

•	Level 1 – Quoted prices in active markets for identical investments.
•	Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk, ability to redeem in the near term from the Underlying Funds).
•	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Master Fund will consider the liquidity provisions of the Underlying Fund’s when determining the appropriate level. Any portion of an investment that is subject to an early redemption fee will be considered as Level 2 as the early redemption fee is not materially prohibitive and the Master Fund still has the ability to redeem in the near term. Any portion of an investment subject to lock up provisions with no ability to pay an early redemption fee will be considered Level 3 as the Master Fund would not have the ability to redeem in the near term. Near team is considered to be a period of 90 days or less. If the lock up period for any portion of an investment expires within 90 days of year end, that portion of an investment will be considered as Level 2.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Master Fund’s investments carried at value:

Valuation Inputs	Investments
Level 1 – Quoted Prices	$3,093,323
Level 2 – Other Significant Observable Inputs	43,791,979
Level 3 – Significant Unobservable Inputs	—

Total	$46,885,302

For the year ended December 31, 2013, there were no transfers between Level 1 and 2.

It is the policy of the Master Fund that transfers of investments in and or out of Level 3 are measured using fair values determined as of the end of the lock up period.

Transfers of investments in and or out of Level 3 are generally the result of a change in the fund’s ability to redeem its interest within the near term. There were none during the year ended December 31, 2013.

See the Schedule of Investments and footnote 8 for further details on the industry/strategy of the Underlying Funds.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the NYSE, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis. Dividends are recognized on the ex-dividend date.

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties and disclosure that is intended to provide better financial statement comparability among different entities.  Based on the Investment Manager’s evaluation, the Master Fund has determined the major tax jurisdictions where the Master Fund is organized and where the Master Fund makes investments; however no reserves for uncertain tax positions were required to have been recorded as a result of the evaluation for any of the Master Fund’s open tax years. However, the Investment Manager’s conclusions regarding this policy may be subject to adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  No other income tax liability or expense has been recorded in the accompanying financial statements. The Master Fund recognizes, when applicable, interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed or recognized for the year ended December 31, 2013.

The Master Fund files U.S. federal, Pennsylvania and New Jersey state returns.  No income tax returns are currently under examination.  The Master Fund’s U.S. federal and state tax returns remain open for examination for the years ended December 31, 2010 through December 31, 2013.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2. Significant Accounting Policies (continued)

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk. At December 31, 2013, the Master Fund did not hold any cash in this account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from these estimates.

3. Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4. Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The annual Management Fee is currently equal to 1.50% per annum of the Master Fund’s members’ capital as of the beginning of each month and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum. For the year ended December 31, 2013, the Master Fund expensed Investment Manager fees totaling $743,426 as disclosed on the Statement of Operations, of which no amount was payable to the Investment Manager at December 31, 2013. Each member of the Board, who is not an interested person of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $90,000 for services rendered during the year ended December 31, 2013, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

5. Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund. In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount. UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

6. Investment Transactions

Total purchases of Underlying Funds for the year ended December 31, 2013, amounted to $6,248,144. Total proceeds from redemptions of Underlying Funds for the year ended December 31, 2013, amounted to $37,081,575. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of December 31, 2013. As a result, book cost approximates tax cost.

7. Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

8. Investments

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds and Short-Term Investments.

Akahi Fund II, L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. The Underlying Fund invests and trades principally in publically-traded equities. With at least 30 days written notice, a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership. The Master Fund’s investment in Akahi Fund II, L.P. is no longer subject to lock up provisions.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

CCI Healthcare Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  The Underlying Fund pursues this objective by generally investing through a “master-feeder” structure in CCI Healthcare Master Fund, Ltd., which, in turn, invests in publicly traded common stocks and other equity securities of U.S. and non-U.S. companies engaged in the healthcare and life science sector (e.g., pharmaceuticals, biotechnology, genomics, medical technology, specialty pharmaceuticals, hospital services and other health services). This Underlying Fund allows for monthly redemptions upon 30 days’ prior notice, after one year has elapsed since initial as well as additional investments. The Underlying Fund will charge a 2% redemption fee for withdrawals made in the first year on initial and additional investments. The Master Fund’s investment in CCI Healthcare Partners, L.P. is no longer subject to a lock up or the redemption fee.

Charter Bridge Capital Partners, LLC seeks to maximize absolute returns through investing both long and short in global common equities, with an emphasis on consumer-related equities. The Fund will generally invest substantially all of its assets through a “master-feeder” structure. This Underlying Fund allows for quarterly redemptions upon 45 calendar days’ prior written notice after one year has elapsed since initial and additional investments. The Underlying Fund may charge a 4% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Charter Bridge Capital Partners, LLC is no longer subject to the redemption fee.

Columbus Capital QP Partners, L.P. seeks to generate capital appreciation with limited sensitivity to market fluctuations. The Underlying Fund focuses primarily on U.S.-based small-capitalization companies. Investment decisions are based on fundamental research, including discussions with companies’ senior management and management of competitors, construction of earnings models, contact with brokerage analysts and review of other information as necessary. The Underlying Fund takes long and short positions with the net exposure generally ranging from 20% to 40% long and may, but not frequently, be net short. This Underlying Fund allows for quarterly redemptions upon 60 days’ prior notice, after one year has elapsed since initial and additional investments. The Underlying Fund will charge a 3% redemption fee for withdrawals made in the first year on initial and additional investments. The Master Fund’s investment is no longer subject to the redemption fee.

Concourse Capital Partners, L.P. pursues a long-short equity strategy seeking to produce superior absolute returns through investing the portfolio in fundamentally selected securities on both the long and short side. The general partner of the Underlying Fund utilizes a thematic top down global macro approach coupled with fundamental research and analysis at the security level. This Underlying Fund allows for monthly redemptions with 30 calendar days’ prior written notice. The Underlying Fund may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Concourse Capital Partners, L.P. is no longer subject to the redemption fee.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Consector Partners, LP seeks superior absolute returns through long-term capital appreciation by acquiring publicly traded equity securities in companies well above or well below their intrinsic net worth, preferring to invest in solid companies with discounted values in the financial services sector. The investment manager of the Underlying Fund intends to use a bottom-up, fundamentally-driven, absolute value approach and concentrate its positions when appropriate to accomplish this objective. This Underlying Fund allows for quarterly redemptions with 60 calendar days’ prior written notice. The Underlying Fund may charge a 5% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Consector Partners, LP is no longer subject to the redemption fee.

Cooper Creek Partners LLC seeks to achieve absolute capital appreciation with an emphasis on capital preservation by pursuing a long/short, value-oriented, catalyst driven investment strategy. This Underlying Fund invests in a concentrated portfolio consisting primarily of listed small-capitalization and mid-capitalization equity securities (market capitalization of $500 million to $10 billion) of U.S. issuers, and to a limited extent, issuers in Canada and developed markets in Western Europe. This Underlying Fund allows for quarterly redemptions upon 30 days’ prior notice, after one year has elapsed since initial investment. The Underlying Fund charges a 4% redemption fee for withdrawals made in the first year on initial investments. There is no redemption fee on withdrawals made in the first year. The Master Fund’s investment in Cooper Creek Partners LLC is no longer subject to the redemption fee.

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This short-term investment’s objective is to provide current income consistent with the stability of principal. It invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

G2 Investment Partners QP LP seeks to achieve superior risk-adjusted returns by investing primarily in U.S. publicly traded stocks using a bottom-up fundamental analysis approach. The Underlying Fund is primarily a small cap focused fund and will invest, both long and short, primarily in a portfolio of companies in growth industries, largely in companies with market capitalizations of under $2 billion at the time of investment. It is anticipated that initially a significant portion of the Fund’s assets will be invested in technology, telecommunications, media and consumer related companies. This Underlying Fund allows for quarterly redemptions upon 45 days’ prior notice. There is no lock up on investments.

KeyPoint Real Estate Opportunity Hedge Fund, L.P. seeks capital appreciation through investments in real estate related equity securities. The Underlying Fund will utilize a range of investment strategies, including investing in real estate related equity securities, both long and short, as well as a broad array of other securities in both private and public markets. The Underlying Fund permits monthly liquidity upon 30 days’ prior notice and may charge a 2% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in KeyPoint Real Estate Opportunity Hedge Fund, L.P. is no longer subject to the redemption fee.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Light Street Halogen, L.P. seeks to achieve capital appreciation through investments in securities. The Underlying Fund invests in and trades securities consisting principally, but not solely, of equity and equity-related Securities, bonds and bank loans that are traded in U.S. and non-U.S. markets.  The general partner looks at individual companies in a variety of industries, including technology, eCommerce/retail, Internet media, traditional media, alternative energy and telecom. The Underlying Fund permits quarterly liquidity and may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments.  The Master Fund’s investment in Light Street Halogen, L.P. is no longer subject to the redemption fee.

LRV Capital Partners LP seeks to generate attractive risk adjusted returns over a full market cycle with low correlation to major stock market indices. The investment manager of the Underlying Fund will attempt to achieve this objective through a value based strategy which seeks to exploit specific catalysts in companies trading at a significant discount or premium to intrinsic value via investment in a portfolio of primarily long and short positions in equity securities of companies domiciled outside of the U.S. The Underlying Fund permits quarterly liquidity and may charge a 3% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s initial $1,000,000 investment made on July 1, 2013 is subject to the redemption fee until July 31, 2014.

Nokomis Capital Partners, L.P. seeks to achieve capital appreciation through investments in securities. Nokomis Capital Partners, L.P. is a long/short equity fund utilizing an outsized focus on fundamental, bottom-up research on individual (primarily U.S. based) companies. This research process includes extensive quantitative research inextricably linked with extensive qualitative research. The investment style of the Underlying Fund is best described as “value” and “growth at a reasonable price.” This Underlying Fund allows for quarterly redemptions with 45 calendar days’ prior written notice. The Underlying Fund may charge a 3.5% early withdrawal fee for redemptions made within the first year on initial and additional investments. The Master Fund’s investment in Nokomis Capital Partners, L.P. is no longer subject to a lock up or the redemption fee.

Shannon River Partners II LP seeks to achieve capital appreciation through investments in securities. This Underlying Fund seeks to mitigate market exposure and manage risk primarily through value-oriented investing in companies and situations with a focus on technology, media and telecommunications. This Underlying Fund allows for quarterly redemptions with 60 days’ notice (or 30 days with a 3% fee) after one year has elapsed on initial investments. The Underlying Fund will charge a 4% redemption fee on the initial investment if withdrawn before its one year anniversary. There is no redemption fee on withdrawals made in the first year on additional investments. The Master Fund’s investment in Shannon River Partners II LP is no longer subject to the redemption fee.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8. Investments (continued)

Tessera QP Fund, L.P. seeks to achieve capital appreciation through investments in securities. This Underlying Fund will utilize a range of investment strategies, including investing in publicly-traded equity securities, both long and short, as well as equity-related securities, including options and exchange traded funds (ETFs). The Underlying Fund’s long equity positions will be comprised primarily of small-cap companies. The Underlying Fund’s investment objective is based on the premise that market inefficiencies result in many smaller-cap stocks trading at significant discounts or premiums to what the general partner of the Underlying Fund believes are their intrinsic values. This Underlying Fund allows for quarterly redemptions with 45 days’ notice after one year has elapsed since the initial investment. The Underlying Fund will charge a 3% redemption fee on the initial investment if withdrawn before its one year anniversary. There is no early redemption fee charged on withdrawals made in the first year on additional investments. The Master Fund’s investment in Tessera QP Fund, L.P. is no longer subject to a redemption fee.

Tree Capital Equity Fund I, LP seeks to achieve above-average long term capital appreciation through investments primarily in equity securities of Latin American companies. In seeking to achieve this objective, the investment manager of the Underlying Fund will employ a research-driven strategy with a top-down macro overlay and bottom-up fundamental analysis. This Underlying Fund allows for monthly redemptions upon 90 days prior written notice. The Underlying Fund may charge a 4% early withdrawal fee for any redemption made within the first year on initial investments and additional investments. The Master Fund’s investment in Tree Capital Equity Fund I, LP is no longer subject to a redemption fee.

9. Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

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ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

10. Capital Stock Transactions

Transactions in Units are as follows:

	For the	For the
	Year ended	Year ended
	December 31, 2013	December 31, 2012

Number of Units issued	264,414	992,910
Number of Units redeemed	(2,579,310)	(1,179,438)
Net decrease in Units outstanding	(2,314,896)	(186,528)
Units outstanding, beginning	5,060,285	5,246,813
Units outstanding, end	2,745,389	5,060,285

On December 31, 2013, one member held approximately 81% of the outstanding Units of the Master Fund. This member is comprised of an affiliated feeder fund, which is owned by several shareholders.

11. Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events, except as set forth below, which would require disclosure in the Master Fund’s financial statements.

For the period from January 1, 2014 through February 27, 2014, the Members contributed $3,165,000 to the Master Fund, of which $1,815,000 was received prior to December 31, 2013, and redeemed approximately $27,977. The Board of Directors has approved a tender offer to repurchase up to forty percent of the Master Fund’s Units for the period ending March 31, 2014.

On January 22, 2014, the Board of Directors approved a new proposed investment advisory relationship (subject to pending shareholder approval) with Barlow Partners, Inc. Barlow Partners, Inc. is a New York City based registered investment firm founded in 1994 by George Hambrecht. The Master Fund will continue to be managed by Gary Shugrue and Stephanie Davis will continue in her role as head of client service. The proposed new advisory agreement between the Master Fund and Barlow Partners, Inc. has been approved by the Master Fund’s Board of Directors but remains subject to the proxy vote by shareholders.

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ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

The business of the Master Fund is managed under the direction of the Board of Directors. The identity of the members of the Master Fund’s Board of Directors (each, a “Director”) and brief biographical information for each Director for the past five (5) years is set forth below.

Independent Directors

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
John Connors Age: 71 506 Bay Drive, Vero Beach, FL 32963	Director	Term: Indefinite Length: 2002 - present	Portfolio Manager, Guyasuta Investment Advisors (2000-present)	ACP Funds Trust (1 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 75 Andres Capital Management 11 Twin Creek Lane, Berwyn, PA 19312	Director	Term: Indefinite Length: 2004 – present	Merion Wealth Partners, LLC CIO & Strategist, (2010-2012); Senior Vice President, Chief Investment Strategist, Envestnet/PMC (2008-2010); President, Andres Capital Management (2007-2008);	ACP Funds Trust (1 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton(1) Age: 59 123 West Lancaster Ave., Wayne, PA 19087	Director	Term: Indefinite Length: 2007 - present	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (1979-present).	ACP Funds Trust (1 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

(1) James Brinton is President of the Robert J. McAllister Agency which receives compensation from the Master Fund for providing certain insurance brokerage services. The Independent Directors have determined that such compensation, which is less than $5,000 per year, does not disqualify Mr. Brinton as an Independent Director.

19

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Interested Director(s)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Mr. Gary E. Shugrue(2) Age: 59 150 N. Radnor Chester Road, Suite C-220, Radnor, Pa 19087	Director and Investment Manager	Term: Indefinite Length: 2007- present (Director) 2001 – present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP (2001- present)	ACP Funds Trust (1 series); ACP Strategic Opportunities Fund II, LLC.	Scotia Institutional Funds “Trust” (previously Dundee Wealth Funds); Quaker Investment Trust (8 series); Project H.O.M.E. (investment committee member)

(2) Mr. Shugrue is deemed to be an “interested person” due to his position with and ownership in the Investment Manager.

The Statement of Additional Information includes additional information about the Master Fund’s directors and is available, without charge, upon request, by calling collect 610-688-4180.

Audit Committee

The Audit Committee was formed in September 2007 and is composed of Messrs. Brinton, Connors and Andres. Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise. Messrs. Connors and Andres each have more than forty (40) years experience in the investment and securities industries. Mr. Brinton has served on other investment company boards and has worked in the insurance industry for more than twenty-five (25) years. All three members of the Audit Committee are disinterested persons as defined by the Investment Company Act. The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

20

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Nominating Committee

The Nominating Committee was formed in September 2007 and is composed of Messrs. Connors, Andres and Brinton. The principal responsibilities of the Nominating Committee are the consideration, recommendation and nomination of candidates to fill vacancies on the Board, if any. The Nominating Committee does not consider nominees recommended by Members. The Nominating Committee meets periodically, as necessary. Prior to the formation of the Nominating Committee in September 2007, the full Board acted as the Nominating Committee.

It is the Nominating Committee’s policy to identify potential nominees based on suggestions from Gary Shugrue, as Investment Manager of the Master Fund and other members of the Board and to evaluate such persons as a committee. In addition, from time to time, the Nominating Committee may determine that it requires a Director with a particular expertise or qualification and will actively recruit such a candidate.

The Nominating Committee reviews and evaluates each candidate’s background, experience and other qualifications as well as the overall composition of the Board, and recommends to the Board for its approval the slate of Directors to be nominated for election at any annual or special meeting of the Members at which Directors are to be elected.

The Nominating Committee considers all applicable legal and regulatory requirements that govern the composition of the Board.

21

ACP Strategic Opportunities Fund II, LLC

Fund Management (unaudited)

Set forth below is the name, age, position with the Master Fund, term of office and length of time served, and the principal occupation for the last five (5) years of each of the persons currently serving as Executive Officers of the Master Fund. Unless otherwise noted, the business address of each officer is 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Name & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gary Shugrue Age: 59	Director and Investment Manager	Term: Indefinite Length: 2007-present (Director) 2001-present (Investment Manager)	President & Chief Investment Officer of Ascendant Capital Partners, LP. ( 2001- present);
Stephanie Strid Davis Age: 43	Director of Fund Administration and Chief Compliance Officer	Term: Indefinite Length: 2001 – present (Director Fund Administration) 2008-present (Chief Compliance Officer)	Director, Client Service and Fund Operations of Ascendant Capital Partners, LP; (2001-present); Chief Compliance Officer (2008 – present).

22

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Disclosure of Investment Management Agreement

At the joint Board meeting of the Master Fund and ACP Funds Trust held on December 16, 2013, the Boards, including a majority of the disinterested members, approved the continuation of the Investment Management Agreement for the Master Fund and ACP Funds Trust, on behalf of its ACP Institutional Series Strategic Opportunities Fund (collectively with the Master Fund, the “Funds”), with the Investment Manager for another one-year period.

The Board discussed the nature and quality of the services provided by the Investment Manager including performance information. The Board reviewed the performance of the Funds against relevant indexes, as well as against many comparable funds with respect to the Master Fund. During the twelve-month period ended September 30, 2013, the Master Fund’s performance was within the range of performance of comparable funds, ranking in the middle quintile of comparable funds. Further, the Master Fund’s performance during the twelve-month period ended September 30, 2013 trailed that of the S&P 500 Index and the HFRX Equity Hedge Index. During this same twelve-month period, the ACP Institutional Series Strategic Opportunities Fund’s performance exceeded the performance of the Barclay Fund of Funds Index and trailed slightly the performance of the HFRX Equity Hedge Index. The Board noted no personnel changes for the Investment Manager, and no changes in the Investment Manager’s ownership structure. The investment advisory services to be provided to the Funds have not changed. The Board noted the Investment Manager’s efforts to engage an investment advisor for the Funds, while continuing in the role as the Funds’ sub-adviser. The Board commented that there were no material compliance matters for the Funds or the Investment Manager during 2013.

The Board next addressed the Investment Manager’s compensation and profitability. Mr. Shugrue explained that an analysis of competing products indicated that the management fees were in the middle of the peer group, although only one competing fund had a higher management fee. Also, the Investment Manager charged a 1.00% management fee (rather than the 1.50% charged in the event performance triggers were met) from January through May 2013. During 2013, the management fee adjusted to 1.50% for seven consecutive months through December 2013 because the Fund met certain performance triggers. The Board noted that the Investment Manager’s Profit and Loss Statement shows a small net profit for 2013. The Board discussed the revenue sharing arrangements with various intermediaries.

The Board also analyzed any “fall-out” benefits or economies of scale. Ms. Davis reminded the Board that the Investment Manager conducted no activities other than fund management and did not have any other “fall-out” benefits. Mr. Shugrue explained that at such low asset levels, the Funds were far from achieving economies of scale, which could only be achieved at asset levels of approximately $500 million.

The Boards did not consider any one factor to be controlling in their decision to approve the continuation of the Investment Management Agreement. The Boards concluded that Fund’s shareholders were likely to continue to benefit from the Investment Manager’s advisory services, under all of the circumstances.

23

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

24

ACP Funds Trust

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d) The registrant, during the period covered by the report, has not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(e) Not applicable

(f)(3) The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request should be by calling collect 610-688-4180 or writing to ACP Funds Trust, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Board of Trustees (the “Board”) of the registrant has determined that the Board’s audit committee does not have an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term. After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the audit committee met some of the qualifications. The Board also determined that while the audit committee members have general financial expertise, given the size and activities of the registrant and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the audit committee members lacked any necessary skill to serve on the audit committee.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $39,900 for 2012 and $44,000 for 2013.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

ACP Funds Trust

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2012 and $0 for 2013.

All Other Fees

	(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee pre-approves all audit and permitted non-audit services the independent auditor provides to the registrant, and all services that the independent auditor provides to the registrant’s investment adviser(s) and advisory affiliates (whether or not directly related to the registrant’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-approval. A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the registrant, its investment adviser, and advisory affiliates that provide ongoing services to the registrant for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the registrant did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the registrant and the registrant approves them before the audit is complete.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) Not applicable

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

ACP Funds Trust

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The portfolios of the registrant, ACP Institutional Series Strategic Opportunities Fund (a “Fund”) invest substantially all of its assets in ACP Strategic Opportunities Fund II, LLC (the “Master Fund”), which has the same investment objective as the Fund. The Master Fund primarily invests its assets among a select group of non-registered funds (“Underlying Funds”). As of December 31, 2013, the portfolio holdings of the non-registered funds in which the Master Fund primarily invests (the “Underlying Funds”) by reasonable identifiable categories were as follows:

Long/Short Equities	97.0%
Consumer	8.6%
Event Driven	7.3%
Financial Services	9.8%
Global Growth	6.4%
Healthcare	4.7%
International	2.3%
Latin America	5.0%
Mid-Cap	5.7%
Real Estate	4.8%
Small Cap Growth	32.8%
Technology	9.6%
Money Market	6.8%
Other Assets and Liabilities	-3.8%

ACP Funds Trust

All assets other than cash investments, which represent -3.8% of the Master Fund’s portfolio, should be considered illiquid investments. In this regard, all Underlying Funds should be considered illiquid investments. These investments represent 97.0% of the registrant’s portfolio. The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the Master Fund. The Funds are available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933, as amended. Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions. Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The net asset value for the Master Fund is comprised of the net asset value of the Underlying Funds in which the Master Fund invests, less the expenses and liabilities of the Master Fund, and other assets in which the Master Fund invests. Special situations affecting the calculation of net asset value may arise from time to time. You should be aware that, generally, the Master Fund, Ascendant Capital Partners, LP (“ACP”) and the Master Fund’s administrator will not be able to examine or verify the valuations provided by the Underlying Funds. Absent bad faith or manifest error, the determination of net asset value of the Master Fund is conclusive and binding on all investors.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are set forth below.

ASCENDANT CAPITAL PARTNERS, LP

ACP STRATEGIC OPPORTUNITIES FUND II, LLC

ACP FUNDS TRUST

Proxy Voting Policy and Procedures

Ascendant Capital Partners, LP (Ascendant or ACP), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in ACP’s care include voting securities, and except where the client has expressly reserved to itself the duty to vote proxies, it is ACP’s duty as a fiduciary to vote all proxies relating to such voting securities.

Duties with Respect to Proxies:

Ascendant has an obligation to vote all proxies appurtenant to voting securities owned by its client accounts in the best interests of those clients. In voting these proxies, Ascendant may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Ascendant will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. Ascendant shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Because Ascendant primarily invests client assets in funds exempt from registration and regulation under the federal securities laws, and since the interest it acquires in such funds typically is a non-voting limited partner or member interest (except under specified, often unusual circumstances), Ascendant does not expect there to be many (if any) meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients.

ACP Funds Trust

Nonetheless, where client holdings are voting securities and a meeting of security holders is convened, Ascendant will take the following steps to carry out its fiduciary duties as to the client and its assets:

Ascendant will track shareholder meetings convened by companies whose voting securities are held in its client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Ascendant will rely principally upon research received from, or otherwise delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.

To the extent that it relies upon or delegates duties to PVS, Ascendant will periodically review the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. As appropriate, Ascendant will periodically satisfy itself that PVS operates a system reasonably designed to identify all such meetings and to provide ACP with timely notice of the date, time and place of such meetings.

Ascendant will further review the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and will satisfy itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Ascendant’s client accounts, Ascendant has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. PVS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

Ascendant’s stock is not publicly traded, and it is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no ACP affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts. Therefore, it believes that any particular proxy issues involving companies that engage Ascendant, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients.

Nevertheless, in order to avoid even the appearance of a conflict of interest, the officers of Ascendant will determine, by surveying the Firm’s employees or otherwise, whether Ascendant, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to PVS on a given vote or issue. Further to that end, ACP will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Ascendant client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. Ascendant will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

ACP Funds Trust

Obtaining Proxy Voting Information:

To obtain information on how Ascendant voted proxies, please contact:

Gary E. Shugrue

c/o Ascendant Capital Partners LP

150 N. Radnor Chester Rd., C-220

Radnor, PA 19087

610-688-4180

Recordkeeping:

ACP shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Ascendant that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Renewed: This 16th day of December, 2013

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, Gary E. Shugrue is the Founder, President and Chief Investment Officer of ACP, the investment manager to the registrant. Mr. Shugrue serves as Portfolio Manager to the ACP Strategic Opportunities Fund II, LLC as well as the ACP Funds Trust. He started ACP in August 2001 as a subsidiary of Turner Investment Partners, a $13 billion asset management firm. He brings nineteen years of hedge fund experience and over thirty two years overall investment experience to the firm. From 1988 to 2000 he served as the co-founder and partner of Argos Advisors LLC, an equity hedge fund firm. From 1981 to 1988 he was a Vice President in Institutional Equity Sales with Kidder Peabody, Prudential Securities and Merrill Lynch servicing large institutional clients in the Mid-Atlantic area. From 1977 to 1979 he was an Account Executive with Merrill Lynch. He earned his MBA in Finance from the University of Pennsylvania’s Wharton School in 1981 and his BS in Accounting from Villanova University in 1976.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Mr. Shugrue is also the Portfolio Manager for the Master Fund. The Fund invests exclusively in the Master Fund.

ACP Funds Trust

Although ACP does not receive an advisory fee based on account performance, ACP’s management fee changes depending on performance of the portfolio (i.e. ACP earns a greater percentage of assets as a management fee as annual performance of the registrant exceeds 6%.)

Name of Portfolio Manager or Team Member	Type of Other Accounts	Total No. of Other Accounts Managed	Total Assets 12/31/12	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Gary E. Shugrue	Registered Investment Companies	0	0	0	$0
	Other Pooled Investment Vehicles	1	$8.3	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

A potential conflict of interest may arise in that Mr. Shugrue directs the Funds to invest in the Master Fund, for which he receives compensation.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

As of December 31, 2013, compensation received by the registrant’s Portfolio Manager is a fixed base salary, with a possible year-end bonus based on the financial performance of ACP. However, Mr. Shugrue, the Portfolio Manager, benefits not because of his bonus but because he is the controlling equity holder in the firm. As such, the value of his equity and his distributions increase if the registrant’s assets increase and the fund performs well, as described above. Other than as described above, the Portfolio Manager does not receive any compensation from the registrant, the registrant’s investment adviser or any other source with respect to management of the registrant and any other accounts included in the response to paragraph (a)(2)(ii) of this Item 8. As assets under management grow, it is the intention of ACP to retain and attract talented employees through attractive compensation and growth opportunities.

(a)(4)	Disclosure of Securities Ownership

The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2013.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Gary Shugrue	$0

(b).	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ACP Funds Trust

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Funds Trust

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 4, 2014

* Print the name and title of each signing officer under his or her signature.